UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 27, 2024

Amerant Bancorp Inc.
(Exact name of registrant as specified in its charter)

Florida	001-38534	65-0032379
(State or other jurisdiction of incorporation	(Commission file number)	(IRS Employer Identification Number)

220 Alhambra Circle
Coral Gables, Florida	33134
(Address of principal executive offices)	(Zip Code)
(305) 460-8728 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of exchange on which registered
Class A Common Stock	AMTB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On December 27, 2024, Amerant Bank, N.A. (the “Bank”), a wholly-owned subsidiary of Amerant Bancorp, Inc. (the “Company”), on the one hand, and Temple View Capital Funding LP and TVC Funding VII LLC (collectively, the “Purchasers”), on the other hand, entered into a Master Loan Sale Agreement (the “Agreement”) pursuant to which the Bank sold Purchasers a portfolio of 323 business-purpose, investment property, residential mortgage loans. The purchase price was approximately $58.9 million and was paid in cash. The outstanding principal balance of the loans was approximately $71.4 million. The Agreement contains customary representations, warranties, covenants, repurchase obligations and indemnification provisions.

The foregoing summary of the Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement, a copy of which is filed as exhibit 10.1 to this current report on Form 8-K.

Item 7.01. Regulation FD Disclosure.
The Company has furnished a slide presentation summarizing updates to transactions in the fourth quarter of 2024, attached as exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.
In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, is being “furnished” and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits

Number	Exhibit
10.1*	Master Loan Sale Agreement by and between Amerant Bank, N.A., Temple View Capital Funding, LP and TVC Funding VII, LLC, dated December 27, 2024. Portions of this exhibit have been omitted.
99.1	Slide presentation of Amerant Bancorp Inc., dated January 2, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*The schedules and attachments to this exhibit have been omitted in accordance with Regulation S-K Item 601(b)(10). The Company agrees to furnish a copy of any omitted schedule to the U.S. Securities and Exchange Commission upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 2, 2025	Amerant Bancorp Inc.

	By:	/s/ Julio V. Pena
Name: Julio V. Pena
Title: Senior Vice President, Associate General Counsel and Corporate Secretary